EXHIBIT 10.4

                  THIRD AMENDMENT TO BRIDGE FINANCING AGREEMENT


                  THIS THIRD AMENDMENT (the "AMENDMENT") is made and entered into as of the 13th day of September, 2002 with respect to the Bridge Financing Agreement, dated as of August 1, 2000, (as previously amended, as amended hereby and as further amended, amended and restated, supplemented or otherwise modified from time to time, the "BRIDGE AGREEMENT") by and among CHOICE ONE COMMUNICATIONS INC., a Delaware corporation (the "BORROWER"), MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the "ADMINISTRATIVE AGENT") and the Lenders (the "LENDERS") set forth on the signature pages hereto.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Bridge Agreement, pursuant to which the Lenders have extended certain rollover loans to the Borrower;

                  WHEREAS, it is a condition precedent to the granting of the New Loans (as defined herein) and the LIFO Loans (as defined herein) under the Senior Credit Agreement that the Borrower, the Lenders and the Administration Agent enter into this Amendment;

                  WHEREAS, the Borrower desires to amend the Bridge Agreement in accordance with the provisions of Section 9.02 thereof;

                  WHEREAS, the Lenders have consented to this Amendment, as indicated on the signature pages hereto;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   SECTION 1
                                   _________

                  AMENDMENTS TO THE BRIDGE FINANCING AGREEMENT
                  ____________________________________________


1.1. AMENDMENTS TO SECTION 1.01 OF THE BRIDGE AGREEMENT. Section 1.01 of the Bridge Agreement is hereby amended as follows:


        (a) The following new definitions are hereby inserted in the appropriate alphabetical order:

                           "Blockage Notice" has the meaning set forth in
                  Section 2.17.

                           "Cash Equivalents" means investments by the Borrower
                  or any of its Subsidiaries in (i) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof maturing within 120 days from the date of acquisition thereof, (ii) commercial paper maturing no more than 120 days from the date of creation thereof and currently having the highest rating obtainable from either S&P or Moody's, (iii) certificates of deposit maturing no more than 120 days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; PROVIDED, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, or (iv) time deposits maturing no more than 30 days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder.


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                           "Existing Warrants" means the warrants issued by the
                  Borrower prior to the Amendment Effective Date to the Lenders to purchase shares of common stock of the Borrower, as amended as of the date hereof and as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Holders" means all of the Persons who are holders of
                  the New Warrants.

                           "Intercreditor Agreement" means the Intercreditor
                  Agreement by and among the Borrower, the Administrative Agent, as Lender and on behalf of the Lenders, and the Senior Representative, as a lender of Senior Facility Debt and on behalf of the lenders of Senior Facility Debt, dated as of the date hereof, as may be amended, amended and restated, supplemented or otherwise modified from time to time, as permitted thereby and by the Senior Credit Agreement.

                           "LIFO Loans" means loans made pursuant to Section
                  4.1(d) of the Senior Credit Agreement by some or all of the lenders of Senior Facility Debt in an aggregate principal amount not to exceed to $4,375,000.

                           "Limited Subsidiary" means, as of any date of
                  determination, either Choice One Communications of Pennsylvania Inc., a Delaware corporation, Choice One Communications of Ohio Inc., a Delaware corporation, or US Xchange of Indiana, L.L.C., a Delaware limited liability company, and "Limited Subsidiaries" means all of such entities; PROVIDED, that each entity shall cease to be a Limited Subsidiary upon receipt by such entity (with a copy to the Administrative Agent) of authorization by each applicable PUC to guarantee the Obligations (as defined in the Subordinated Guarantee).

                           "Mortgage" means each fee or leasehold mortgage, deed
                  of trust, or collateral assignment of lease, executed by the Borrower or any Subsidiary in favor of the Senior Collateral Agent and the Subordinated Collateral Agent (and in form and substance reasonably satisfactory thereto) for the ratable benefit of itself, the lenders of Senior Facility Debt and the Lenders, as each such agreement may be amended, amended and restated, supplemented or otherwise modified from time to time.

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                           "New Loans" means loans made pursuant to Section
                  4.1(c) of the Senior Credit Agreement in an aggregate principal amount equal to $44,500,000.

                           "New Warrants" means the five-year warrants issued by
                  the Borrower as of the date hereof to purchase shares of common stock of the Borrower, in the forms attached to this Amendment as Exhibit E-1, Exhibit E-2 and Exhibit E-3.

                           "Payment Blockage Period" has the meaning set forth
                  in Section 2.17.

                           "Qualified Capital Markets Transaction" shall have
                  the meaning set forth in the Rollover Warrants.

                           "Revolving Credit Facility" means the revolving
                  credit facility established pursuant to Article II of the Senior Credit Agreement.

                           "Rollover Warrants" means the warrants to be issued
                  to the Lenders on the Amendment Effective Date, substantially in the form of Exhibit E-3 hereto.

                           "Senior Collateral Agent" means Wachovia Investors,
                  Inc. in its capacity as administrative agent and/or collateral agent for purposes of the Senior Pledge Agreement, the Senior Security Agreement and the Mortgages, together with any duly appointed successors thereto.

                           "Senior Pledge Agreement" means the third amended and
                  restated pledge agreement of even date herewith executed by the Borrower and the Subsidiaries in favor of the Senior Collateral Agent for the ratable benefit of itself and the lenders under the Senior Credit Agreement, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Senior Representative" means the administrative
                  agent under the Senior Credit Agreement.

                           "Senior Security Agreement" means the third amended
                  and restated security agreement of even date herewith executed by the Borrower and the Subsidiaries in favor of the Senior Collateral Agent for the ratable benefit of itself and the lenders under the Senior Credit Agreement, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Subordinated Collateral Agent" means Morgan Stanley
                  Senior Funding, Inc., in its capacity as subordinated collateral agent for purposes of the Subordinated Security Agreement and Subordinated Pledge Agreement, together with any duly appointed successors thereto.

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                           "Subordinated Guarantee" means the subordinated
                  guarantee by the Subsidiaries of the Rollover Loans and all other obligations and liabilities under the Bridge Agreement in favor of the Lenders, dated as of the date hereof and as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Subordinated Pledge Agreement" means the pledge
                  agreement of even date herewith executed by the Borrower and the Subsidiaries in favor of the Subordinated Collateral Agent securing the obligations of the Subsidiaries under the Subordinated Guarantee, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Subordinated Security Documents" means the
                  Subordinated Security Agreement, Subordinated Pledge Agreement and the Mortgages.

                           "Subordinated Security Agreement" means the
                  subordinated security agreement of even date herewith among the Borrower, the Subsidiaries and the Subordinated Collateral Agent for the Lenders, securing the obligations of the Subsidiaries under the Subordinated Guarantee, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

                           "Term A Loan Facility" means the term A loan facility
                  established pursuant to Article IV of the Senior Credit Facility.

                           "Term B Loan Facility" means the term B loan facility
                  established pursuant to Article IV of the Senior Credit Facility.

                           "Warrant Agreements" means the New Warrants and the
                  Existing Warrants.

        (b) The definition of "Capital Expenditures" is hereby amended and restated to read as follows:

                           "Capital Expenditures" means, with respect to any
                  specified Person and its Subsidiaries for any period, the aggregate cost of all PP&E acquired by such Person and/or its Subsidiaries during such period, including in any event capitalized labor but excluding in any event IRU's, each as determined in accordance with GAAP.

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        (c) The definition of "Incremental Senior Facility Debt" is hereby amended and restated to read as follows:

                           "Incremental Senior Facility Debt" means Senior
                  Facility Debt, but only if, and solely to the extent that, after giving effect to the incurrence of any such Debt, the principal amount of such Debt (including any Reimbursement Obligations, but excluding interest accrued whether or not added to the principal amount) exceeds $425,000,000.

        (d) The definition of "Loan Documents" is hereby amended and restated to read as follows:

                           "Loan Documents" means this Agreement, the Notes, the
                  Registration Rights Agreement, the Subordinated Guarantee, the Subordinated Pledge Agreement, Subordinated Security Agreement and the Intercreditor Agreement.

        (e) The definition of "Reset Date" is hereby amended and restated to read as follows:

                           "Reset Date" means the fifth anniversary of the
                Rollover Borrowing Date.

        (f) The definition of "Rollover Loans" is hereby amended and restated to read as follows:

                           "Rollover Loans" has the meaning set forth in Section
                2.01(b).

        (g) The definition of "Senior Credit Agreement" is hereby amended and restated to read as follows:

                           "Senior Credit Agreement" means the Third Amended and
                  Restated Credit Agreement, as amended through and as of the date hereof among the Borrower, as guarantor, the Subsidiaries party thereto as borrowers, Wachovia Investors, Inc., as administrative agent and collateral agent, General Electric Capital Corporation, as syndication agent, and Morgan Stanley Senior Funding, Inc., as documentation agent, as may be amended, amended and restated, supplemented or otherwise modified from time to time.

        (h) The definition of "Senior Facility Debt" is hereby amended and restated to read as follows:
                           "Senior  Facility  Debt" means any Debt  outstanding
                  from time to time under the Senior Facility Documents, provided the aggregate principal amount of such Debt (including any Reimbursement Obligations, but excluding interest accrued whether or not added to the principal amount) shall not exceed $425,000,000.

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

        (i) The definition of "Senior Facility Documents" is hereby amended and restated to read as follows:

                           "Senior Facility Documents" means collectively (i)
                  the Senior Credit Agreement, (ii) the Senior Security Agreement, (iii) the Senior Pledge Agreement, (iv) the Mortgages (as defined in the Senior Credit Agreement), (v) the Intercreditor Agreement and (vi) the other Loan Documents referred to (and as such term is defined) in such Senior Credit Agreement, in each case as may be amended, amended and restated, supplemented or otherwise modified from time to time.

1.2. AMENDMENT OF SECTION 2.08(B) OF THE BRIDGE AGREEMENT. Section 2.08(b of the Bridge Agreement is hereby amended and restated to read as follows:

                  (b) Subject to the Intercreditor Agreement, within five Business Days after any Net Proceeds are received by or on behalf of the Borrower or any Subsidiary in respect of any Prepayment Event, the Borrower shall prepay Loans in a aggregate principal amount equal to such Net Proceeds.

1.3. AMENDMENT OF SECTION 2.08(D) OF THE BRIDGE AGREEMENT. Section 2.08(d) of the Bridge Agreement is hereby amended and restated to read as follows:

                  (d) Subject to the Intercreditor Agreement, if on any date on or after the Rollover Borrowing Date a Change in Control shall occur, the Borrower shall repay in full the Rollover Loans.

1.4. AMENDMENT OF SECTION 2.08(E) OF THE BRIDGE AGREEMENT. Section 2.08(e of the Bridge Agreement is hereby amended and restated to read as follows:

                  (e) Subject to the Intercreditor Agreement, each mandatory prepayment of any Rollover Loan Borrowing made prior to the Reset Date (other than a mandatory prepayment pursuant to clause (d)) shall be for an amount equal to the Accreted Value of the Rollover Loans included in such Borrowing, such Accreted Value calculated on the date of such prepayment. Each mandatory prepayment of any Rollover Loan Borrowing made prior to the Reset Date pursuant to clause (d) shall be for an amount equal to 101% of the Accreted Value of the Rollover Loans included in such Borrowing, such Accreted Value calculated on the date of such prepayment. Each mandatory prepayment of any Rollover Loan Borrowing made on or after the Reset Date (other than a mandatory prepayment pursuant to clause (d)) shall be for an amount equal to aggregate principal amount of the Rollover Loans included in such Borrowing. Each mandatory prepayment of any Rollover Loan Borrowing made on or after the Reset Date pursuant to clause (d) shall be for an amount equal to 101% of the aggregate principal amount of the Rollover Loans included in such Borrowing.

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1.5.     ADDITION OF SECTION 2.17 OF THE BRIDGE  AGREEMENT.  The Bridge
Agreement is hereby amended to add a new Section 2.17 which shall read as follows:

                  Section 2.17 Payment Blockage. (a)(i) Prior to the payment in full of all principal and interest on the LIFO loans, the Required Term D Lenders (as defined in the Senior Credit Agreement) can, by notice to the Borrower at any time, block the payment of cash interest on the Rollover Loans for one period of 180 days (a "PAYMENT BLOCKAGE PERIOD") and (ii) in any event no cash interest can be paid on the Rollover Loans if a default has occurred and is continuing under the Senior Facility Documents, PROVIDED, HOWEVER, that such Payment Blockage Period under this clause (ii), if in respect of non-payment defaults under the Senior Facility Documents, shall be for a period of not more than 180 days from the date the Company is notified in writing of such non-payment default (and any subsequent 180 day dividend block in respect of such non-payment defaults may not be made until 360 days have elapsed since receipt of the aforementioned notice) and no non-payment default that existed or was continuing under the Senior Facility Documents on the date of delivery of the aforementioned notice to the Senior Representative shall be, or be made, the basis for a subsequent Payment Blockage Period, unless such default has been cured or waived for a period of not less than 180 days. During any Payment Blockage Period, interest shall accrue on such unpaid interest at the rate specified in Section 2.10(h).

                  (b) The provisions of this Section 2.17 are, and are intended solely, for the purpose of defining the relative rights of the Lenders on the one hand and the lenders of Senior Facility Debt on the other hand. Nothing contained in this Section 2.17 or elsewhere in this Agreement is intended to or will (i) impair, as between the Borrower and the Lenders, the obligations of the Borrower, which are absolute and unconditional, to pay to the Lenders the principal of and interest on the Rollover Loans as and when the same will become due and payable in accordance with their terms; or (ii) affect the relative rights against the Borrower of the Lenders and creditors of the Borrower other than the lenders of Senior Facility Debt; or (iii) prevent the Lenders from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights under this Section
         2.17 and under the Intercreditor Agreement of the lenders of Senior Facility Debt.

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1.6.     ADDITION OF SECTION 2.18 OF THE BRIDGE  AGREEMENT.  The Bridge
Agreement is hereby amended to add a new Section 2.18 which shall read as follows:

                  Section 2.18 Payment Priorities. If the Borrower consummates a Qualified Capital Markets Transaction, the parties hereto agree that the proceeds from such transaction shall be applied as follows: FIRST, to all accrued and unpaid interest on the LIFO Loans, on a PRO RATA basis; SECOND, to the outstanding principal installments of the LIFO Loans on a PRO RATA basis; THIRD, in accordance with Section 4.5(c)(vi) of the Senior Credit Agreement; and fOURTH, to the extent of any excess, to the payment of any interest, principal and premium (if any) on the Rollover Loans and any other amounts outstanding under the Loan Documents.

1.7. AMENDMENT OF SECTION 3.04(E) OF THE BRIDGE AGREEMENT. Section 3.04(e) of the Bridge Agreement is hereby amended and restated to read as follows:

                  (e) Since June 30, 2002, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Borrower and its Subsidiaries and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

1.8. AMENDMENT OF SECTION 3.16 OF THE BRIDGE AGREEMENT. Section 3.16 of the Bridge Agreement is hereby amended and restated to read as follows:

                  Section 3.16 Solvency. As of the Amendment Effective Date and after giving effect to the New Loans, the Borrower and each of its Subsidiaries (a) will have capital (or access to immediately available capital, including, if applicable, under the Senior Credit Facility), sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature and (b) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

1.9. ADDITION OF SECTION 5.12 OF THE BRIDGE AGREEMENT. The Bridge Agreement is hereby amended to add a new Section 5.12 which shall read as follows:

                  Section 5.12. Additional Agreements. The Borrower will, and will cause each of its Subsidiaries to enter into and keep in full force and effect, subject to the terms thereof, each of the Loan Documents and the Warrant Agreements.

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1.10.    ADDITION OF SECTION 5.13 OF THE BRIDGE  AGREEMENT.  The Bridge
Agreement is hereby amended to add a new Section 5.13 which shall read as follows:

                  Section 5.13 Amendments to the Indenture. The Borrower and the Lenders shall amend the form of indenture filed as Exhibit A to the Registration Rights Agreement to the extent necessary to make it consistent herewith prior to the use of such indenture, including, without limitation, the provision of the Subordinated Guarantee and the Subordinated Security Documents.

1.11. ADDITION OF SECTION 5.14 OF THE BRIDGE AGREEMENT. The Bridge Agreement is hereby amended to add a new Section 5.14 which shall read as follows:

                  Section 5.14 Subsidiary PUC Authorization. Each Limited Subsidiary shall make all necessary filings to be authorized by each applicable PUC to enter into the Subordinated Guarantee and the Subordinated Security Documents and perform the corresponding obligations thereunder as soon as practicable but in any event, no later than 10 days after the Amendment Effective Date. The Borrower shall use its reasonable best efforts to cause each Limited Subsidiary to be authorized by each applicable PUC to enter into the Subordinated Guarantee and the Subordinated Security Documents and perform the corresponding obligations thereunder as soon as practicable after the Amendment Effective Date, but in any event, no later than December 30, 2002.

1.12. AMENDMENT TO SECTION 6.01(A)(VI) OF THE BRIDGE AGREEMENT. Section 6.01(a)(vi) of the Bridge Agreement is hereby amended and restated to read as follows:

                           (vi) Debt of the Borrower or any Subsidiary not to
                  exceed $20,000,000 in the aggregate on any date of determination which consists of Capital Lease Obligations and/or other purchase money Debt;

1.13. ADDITION OF SECTION 6.01(A)(X) OF THE BRIDGE AGREEMENT. The Bridge Agreement is hereby amended to add a new Section 6.01(a)(x) which shall read as follows:

                           (x) Debt arising under or in connection with a
                  Qualified Capital Markets Transaction, so long as the proceeds thereof are applied to the Debt of the Borrower in accordance with Section 2.18 hereof;

1.14. AMENDMENT TO SECTION 6.01(B) OF THE BRIDGE AGREEMENT. Section 6.01(b) of the Bridge Agreement is hereby amended and restated to read as follows:

                  (b) The Borrower will not and will not permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than (i) the Preferred Equity, (ii) additional shares of Preferred Equity issued as payment of dividends with respect thereto,
         (iii) any such Equity Interests issued pursuant to a Permanent Financing (including any convertible preferred stock issued by the Company) so long as the Net Proceeds thereof are applied in full in accordance with Section 2.08(d) and (iv) issuances pursuant to a Qualified Capital Markets Transaction.

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1.15.    ADDITION OF SECTION  6.01(D)(VI) OF THE BRIDGE  AGREEMENT.  The Bridge
Agreement is hereby amended to add a new Section 6.01(d)(vi) which shall read as follows:

                           (vi) Guarantees of the Rollover Loans.

1.16. AMENDMENT TO SECTION 6.02 OF THE BRIDGE AGREEMENT. Section 6.02 of the Bridge Agreement is hereby amended and restated to read as follows:

                  Section 6.02 Liens. (a) The Borrower will not, and will not permit any Subsidiary to, create or permit to exist any Lien on any property now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                           (i)    Liens securing Senior Facility Debt;

                           (ii) Liens for taxes, assessments and other
                  governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental
                  Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

                           (iii) the claims of materialmen, mechanics, carriers,
                  warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

                           (iv) Liens consisting of deposits or pledges made in
                  the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or obligations (not to exceed $500,000 in the aggregate) under customer service contracts;

                           (v) Liens constituting encumbrances in the nature of
                  zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

                           (vi) Liens created under the Lucent Agreement, and
                  any other Liens not otherwise permitted by or referred to in this Section 6.02 and in existence on the Closing Date, in each case as described on Schedule 6.02;

                           (vii) Liens evidencing the interest of lessors under
                  Capital Lease Obligations permitted by Section 6.01(a)(vi) and Liens securing any purchase money Debt (or refinancings thereof) permitted under Section 6.01(a)(vi); provided, that with respect to any such purchase money Liens, (w) such Liens shall be created substantially simultaneously with the acquisition of the related asset, (x) such Liens do not at any time encumber any property other than the property financed by such Debt (or the Debt so refinanced), (y) the amount of Debt secured thereby is not increased and (z) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired; and

                           (viii) Liens securing the Rollover Loans and Guarantees thereof.

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1.17.    AMENDMENT TO SECTION 6.04(I) OF THE BRIDGE  AGREEMENT.  Section 6.04(i)
of the Bridge  Agreement is hereby amended and restated to read as follows:

                           (i) existing loans, advances, Investments and Hedging Agreements not otherwise permitted by this
                  Section 6.04 described on Schedule 6.04;

1.18. AMENDMENT TO SECTION 6.04(XI) OF THE BRIDGE AGREEMENT. Section 6.04(xi) of the Bridge Agreement is hereby amended and restated to read as follows:

                           (xi) loans and advances to directors, officers and
                  employees of the Borrower and the Subsidiaries existing on the Amendment Effective Date in an aggregate principal amount not exceeding $2,400,000 as described on Schedule 6.04 and advances to employees in the ordinary course of business for travel and other business expenses not exceeding $500,000 in the aggregate at any time; and

1.19. AMENDMENT TO SECTION 6.05(D) OF THE BRIDGE AGREEMENT. Section 6.05(d) of the Bridge Agreement is hereby amended and restated to read as follows:

                           (d) any asset sale not referenced above under this
                  Section 6.05 as long as no Default has occurred and is continuing, such sale is in the ordinary course of business and the Net Proceeds thereof are, if applicable, applied in accordance with Section 2.08; provided that the aggregate Net Proceeds from such sales shall not exceed $2,000,000 during any period of four consecutive fiscal quarters hereafter.

1.20. AMENDMENT TO SECTION 6.07(B) OF THE BRIDGE AGREEMENT. Section 6.07(b) of the Bridge Agreement is hereby amended and restated to read as follows:

                           (b) The Borrower will not and will not permit any
                  Subsidiary to, make or agree to pay or make, directly or indirectly, any prepayments (whether in cash, securities or other property) on any Debt that is subordinated to the Debt hereunder.

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1.21.    AMENDMENT  TO SECTION  6.10 OF THE  BRIDGE  AGREEMENT.  Section  6.10
of the  Bridge  Agreement  is hereby amended and restated to read as follows:

                  Section 6.10 Restrictive Agreements. The Borrower will not and will not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition on (a) the ability of any Choice One Company to create or permit to exist any Lien on any of its property, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Debt of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, or any Preferred Equity Document, or any Senior Facility Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) ) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to a Qualified Capital Markets Transaction, (v) clause (a) of this Section shall not apply to restrictions or conditions imposed by any agreement relating to secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property securing such Debt and (vi) clause (a) of this Section shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

1.22. AMENDMENT TO SECTION 6.12 OF THE BRIDGE AGREEMENT. Section 6.12 of the Bridge Agreement is hereby amended and restated to read as follows:

                  Section 6.12 Maximum Capital Expenditures. For each Fiscal Year, permit the sum of (i)Capital Expenditures and (ii) payments made in respect of any IRU, in the aggregate, for such Fiscal Year to exceed the corresponding amount set forth below


        -------------------------- --------------------------------------
               Fiscal Year                        Maximum Capital
                 Ending                     Expenditures (in thousands)
        -------------------------- --------------------------------------
                12/31/02                               35,000

                12/31/03                               39,000

                12/31/04                               43,000

                12/31/05                               52,000

                12/31/06                               59,000

                12/31/07                               66,000

                12/31/08                               74,000
        -------------------------- --------------------------------------

1.23. AMENDMENT TO SECTION 9.01(A) OF THE BRIDGE AGREEMENT. Section 9.01(a) of the Bridge Agreement is hereby amended and restated as follows:

                           (a) if to the  Borrower,  to it at Choice One
                  Communications Inc., 1 HSBC Plaza, 100 Chestnut Street, Suite 600, Rochester, New York, 14604, Attention of
                  Ajay Sabherwal,  Telephone No.:  (585) 530-2899,
                  Telecopy No.:  (585) 530-2739;

1.24. ADDITION OF SECTION 9.04(H) OF THE BRIDGE AGREEMENT. The Bridge Agreement is hereby amended to add a new Section 9.04(h) which shall read as follows:

                           (h) Any successors and assigns of the rights and
                  obligations of a Lender permitted hereunder shall become party to the Intercreditor Agreement, if then in effect, immediately upon Assignment and the terms of the Intercreditor Agreement shall be binding on and inure to the benefit of any such successors and the Form of Assignment attached as Exhibit A will be amended to include express acknowledgement and agreement to be bound by the Intercreditor Agreement.

1.25. The schedules attached hereto (the "UPDATED SCHEDULES") shall amend and restate in their entirety the Schedules to the Bridge Amendment in effect prior to the Amendment Effective Date.

                                   SECTION 2
                                   ---------

                                  EFFECTIVENESS
                                  -------------
2.1 EFFECTIVENESS. This Amendment shall become effective on September 13, 2002 (the "AMENDMENT EFFECTIVE DATE") subject to the satisfaction or waiver of each of the following conditions:

(a)   CERTIFICATES; OPINIONS.

(i) OFFICER'S CERTIFICATE OF THE BORROWER. The Administrative Agent shall have received a certificate from a Responsible Officer, addressed, and in form and substance satisfactory, to the Administrative Agent, in the form contemplated by Section 6.2(b)(i) of the Senior Credit Agreement.

(ii)              CERTIFICATE OF SECRETARY OF THE BORROWER AND THE SUBSIDIARIES.
                  The Administrative Agent shall have received a certificate of the secretary or assistant secretary of the Borrower and each Subsidiary, addressed, and in form and substance satisfactory, to the Administrative Agent, in the form contemplated by
                  Section 6.2(b)(ii) of the Senior Credit Agreement.

(iii) CERTIFICATES OF GOOD STANDING. The Administrative Agent shall have received certificates as of a recent date of the good standing of the Borrower and each Subsidiary under the laws of its jurisdiction of organization and each other jurisdiction where such Person is qualified to do business and a certificate of a Responsible Officer of the Borrower certifying that the Borrower and each of its Subsidiaries have filed all required tax returns and that the Company has no knowledge or notice of any delinquent taxes.

(iv) OPINIONS OF COUNSEL. The Administrative Agent (A) shall have received favorable opinions of counsel (including corporate and communications law regulatory counsel) to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Subsidiaries, the Loan Documents and such other matters as the Lenders shall request and (B) shall be entitled to rely on all opinions delivered on or around the Amendment Effective Date in connection with the Senior Facility Documents pursuant to reliance language reasonably satisfactory to the Administrative Agent.

(b) COLLATERAL.

(i) FILINGS AND RECORDINGS. All filings or recordations that are necessary to perfect the Liens of the Lenders in the collateral described in the Subordinated Security Documents shall have been either filed or recorded or forwarded for filing or recording in all appropriate locations and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that such Liens constitute or upon such filings and recordations such Liens shall constitute valid and perfected Liens therein.

(ii) PLEDGED COLLATERAL. The Administrative Agent shall have received confirmation from the Senior Collateral Agent that it has received (A) original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Subordinated Security Agreement and Subordinated Pledge Agreement, together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Subordinated Security Agreement and Subordinated Pledge Agreement.

(iii) LIEN SEARCHES. To the extent requested thereby, the Administrative Agent shall have received the results of a Lien search (including a search as to judgments, pending litigation and tax matters) made against the Borrower and the Subsidiaries under the Uniform Commercial Code (or applicable judicial docket) as in effect in the state in which each of them is incorporated and any state in which any of their respective assets are located, indicating among other things that such assets are free and clear of any Lien except for Liens permitted hereunder.

(iv) HAZARD AND LIABILITY INSURANCE. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer) of insurance policies in the form required under the Subordinated Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(v) REAL PROPERTY SECURITY AND INFORMATION. The Administrative Agent shall have received the information regarding the real property securing the Subordinated Loan Documents required by
                  Section 6.02(c)(v) of the Senior Credit Agreement.

(c)      FINANCIAL MATTERS.

(i) FINANCIAL STATEMENTS. The Administrative Agent shall have received the most recent form 10-Q filed by the Borrower with the SEC.

(ii) FINANCIAL CONDITION CERTIFICATE. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, in the form contemplated by Section 6.02(e)(ii) of the Senior Credit Agreement.

(iii) PAYMENT OF FEES. The Borrower or Subsidiaries shall have paid the fees and expenses set forth or referenced in Section 2.09(c) and Section 9.03 of the Bridge Agreement and any other accrued and unpaid fees or commissions due under the Bridge Agreement (including, without limitation, legal fees and expenses) to the Administrative Agent and Lenders, and to any other Person such amount as may be due thereto, in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the preparation, execution, delivery, administration, recording, filing and registration of any of the Loan Documents.

(iv) RETENTION OF FINANCIAL ADVISORS. The Subsidiaries shall have retained independent financial and restructuring advisers acceptable to the Lenders to evaluate and make recommendations with respect to the operations of the Subsidiaries, including market-by-market, shutdown and headcount rationalization analyses and the cash flow budget, it being understood that Crossroads, LLC (the financial advisors already engaged by the Subsidiaries to perform such role) shall be acceptable.

(v) THIRTEEN WEEK CASH-FLOWS. The Borrower shall have delivered to the Administrative Agent a 13-week cash flow projection in the form contemplated by Section 8.1(e) of the Senior Credit Agreement.

(d)  MISCELLANEOUS.

(i) PROCEEDINGS AND DOCUMENTS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by the Loan Documents and the Senior Facility Documents shall be reasonably satisfactory in form and substance to the Lenders. The Administrative Agent shall have received signed copies of this Amendment and each of the other documents executed and delivered pursuant hereto including the Updated Schedules, the Senior Facility Documents, and the Subordinated
                  Security Documents (certified as true, correct and complete by a Responsible Officer), and all other instruments and other evidence as the Lender may reasonably request, in form and substance reasonably satisfactory to the Lenders.

(ii) BUSINESS PLANS. The Lenders shall have received copies of any business plans and budgets contemplated by Section 6.02(f)(ii) of the Senior Credit Agreement, that are in form and substance satisfactory to the Lenders, and demonstrate to their respective satisfaction that no further funding (other than as contemplated herein) whether in the form of Debt or equity is required to achieve the results projected in such plans and budgets.

(iii) OTHER DOCUMENTS. The Borrower shall have delivered to the Lenders such other documents, certificates and opinions as the Lenders have reasonably requested (including any documents, certificates and opinions delivered in connection with the Senior Facility Documents).

(iv) GOVERNMENTAL AND THIRD PARTY APPROVALS. The Borrower shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by the Bridge Agreement and the other Loan Documents (including any approvals of the FCC and pursuant to the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976 but excluding any SEC authorizations in connection with the New Warrants and any required PUC authorizations in connection with the Subordinated Guarantee and the Subordinated Security Documents).

(e) RELATED TRANSACTIONS.

(i) ISSUANCE OF NEW WARRANTS. The Borrower shall have issued and delivered the New Warrants to (A) the lenders of the New Loans pro rata in accordance with their respective Term C Commitment (as defined in the Senior Credit Agreement) to purchase 20% of the common stock of the Borrower on a fully-diluted basis after giving effect to the issuance of such New Warrants; and (B) to the Lenders pro rata in accordance with their respective commitment under the Bridge Agreement to purchase 10% of the common stock of the Borrower on a fully-diluted basis after giving effect to the issuance of such New Warrants which shall not be currently exercisable, it being understood and agreed that the New Warrants, by the Amendment Effective Date, shall have been duly approved by the Borrower's Board of Directors and a majority of the Borrower's shareholders;

(ii) AMENDMENTS TO EXISTING WARRANTS. The Borrower shall have amended the Existing Warrants to extend the expiration date of the Existing Warrants to the expiration date of the New Warrants and otherwise in a manner satisfactory to the Lenders.

(iii) AMENDMENTS TO CERTIFICATE OF DESIGNATIONS. The Borrower shall have amended the Preferred Equity Documents in the form set forth in Exhibit L to the Senior Credit Agreement.

                                   SECTION 3
                                   ---------
                                  MISCELLANEOUS
                                  -------------
3.1. DEFINED TERMS. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Bridge Agreement.

3.2. REPRESENTATIONS AND WARRANTIES; COVENANTS. By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Bridge Agreement and the other Loan Documents as amended hereby is, subject to the information contained in the Updated Schedules, true and correct in all material respects as of the date hereof as if fully set forth herein, except for any representations and warranties made as of an earlier date, which representations and warranties shall be true and correct in all material respects as of such earlier date, and that as of the date hereof no Default or Event of Default has occurred and is continuing.

3.3. EFFECT OF THE AMENDMENT. Except for the amendments contemplated hereby, the Bridge Agreement and the Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision or default of the Bridge Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a further modification, acceptance or waiver of the provisions set forth therein.

3.4. WAIVER AND EXTENSION. By execution hereof, each of the parties signatory hereto waives the terms and conditions of the commitment letter dated August 13, 2002, as extended September 6, 2002, that provide for termination of the commitments thereunder by not later than the close of business on September 12, 2002 and hereby consents to a further extension through the close of business on September 13, 2002.

3.5. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

3.6. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

3.7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

3.8. FAX TRANSMISSION. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneously electronic transmission devise pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

3.9. AMENDMENT OF SENIOR FACILITY DOCUMENTS. Each Lender hereby consents to the execution and delivery, by the Borrower and its Subsidiaries, of the amendment or amendment and restatement of each of the Senior Facility Documents and the Preferred Equity Documents entered into on the date hereof (and the transactions contemplated thereby), a true, correct and complete copy of which has been delivered by the Borrower to the Lenders and unconditionally, irrevocably and expressly makes all necessary waivers regarding all of the transactions contemplated herewith and therewith.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

                                   CHOICE ONE COMMUNICATIONS INC.,
                                   as Borrower


                                   By: /s/ Ajay Sabherwal
                                      -----------------------------------------
                                      Name: Ajay Sabherwal
                                      Title: Executive Vice President
                                             & Chief Financial Officer

                           [Signature Pages Continued]

                                    MORGAN STANLEY SENIOR FUNDING, INC.,
                                    as Administrative Agent and Lender


                                    By: /s/ Lucy K. Galbraith
                                        ---------------------------------------
                                          Name: Lucy K. Galbraith
                                          Title: Managing Director





                                    WACHOVIA INVESTORS, INC., as Lender


                                    By:  /s/ Eric Lloyd
                                        ---------------------------------------
                                          Name: Eric Lloyd
                                          Title: Managing Director





                                    CIBC INC., as Lender


                                    By:  /s/ Richard Hassard
                                        ---------------------------------------
                                          Name: Richard Hassard
                                          Title: Managing Director